Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF FLORIDA (MIAMI)

In re	GRANDPARENTS.COM, INC.	Case No .	17-14711
	Debtor	Reporting Period :	APRIL 14th to 30th, 2017

		Federal Tax I.D. #	93 - XXXX114

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 20 days after the end of the month and submit a copy of the report to any official committee appointed in the case.
(Reports for Rochester and Buffalo Divisions of Western District of New York are due 15 days after the end of the month, as are the reports for Southern District of New York.)

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	x
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Post-petition Debts	MOR-4	x
Listing of Aged Accounts Payable
Accounts Receivable Reconciliation and Aging	MOR-5	x
Taxes Reconciliation and Aging	MOR-5	x
Payments to Insiders and Professional	MOR-6	x
Post Petition Status of Secured Notes, Leases Payable	MOR-6	x
Debtor Questionnaire	MOR-7	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Authorized Individual* /s/ Joshua Rizack	Date	5/22/2017

Joshua Rizack, in his sole capacity as Chief Restructuring Officer

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re	GRANDPARENTS.COM, INC.	Case No.	17-14711
	Debtor	Reporting Period:	APRIL 14th to 30th, 2017

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be from the debtor’s books and not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON’T)]

	BANK ACCOUNTS
ACCOUNT NUMBER (LAST 4)	OPERATING CHASE A/C XXXX5150	D I P TD BANK A/C XXXX7160	TAX	OTHER	CURRENT MONTH ACTUAL (TOTAL OF ALL ACCOUNTS)
CASH BEGINNING APRIL 14TH	52067	0			52067
RECEIPTS
CASH SALES
REVERSAL DUPLICATE PAYMENT ADP & AND PAY TO MAILCHIMP	19880				19880
ACCOUNTS RECEIVABLE		3209			3209
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)					0
TRANSFERS (FROM DIP ACCTS)		48753			48753
TOTAL RECEIPTS	19880	51962			71842
DISBURSEMENTS
NET PAYROLL ADP		16538			16538
PAYROLL TAXES ADP		9841			9841
SALES, USE, & OTHER TAXES
INVENTORY PURCHASES
SECURED/ RENTAL/ LEASES	214				214
INSURANCE
ADMINISTRATIVE	363	50			413
SELLING
OTHER DUPLICATED PAYMENTS	19880				19880
OWNER DRAW *
TRANSFERS (TO DIP ACCTS)	48753				48753
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS	69210	26429			95639

NET CASH FLOW	-49330	25533			-23797
(RECEIPTS LESS DISBURSEMENTS)

CASH – END OF MONTH	2737	25533			28270
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	95639
LESS: TRANSFERS TO OTHER DEBTOR IN POSSESSION ACCOUNTS and REVERSALS	-68633
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	27006

In re	GRANDPARENTS.COM, INC.	Case No.	17-14711
	Debtor	Reporting Period:	APRIL 14th to 30th, 2017

BANK RECONCILIATIONS
Continuation Sheet for MOR-1
A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.
(Bank account numbers may be redacted to last four numbers.)

	Operating	DIP	Tax	Other
	CHASE 5150	TD 7160	#	#
BALANCE PER BOOKS	2737	25533

BANK BALANCE	2737	25533
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST):
OTHER (ATTACH EXPLANATION)

ADJUSTED BANK BALANCE *	2737	25533
*"Adjusted Bank Balance" must equal "Balance per Books"

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ck. #	Amount

OTHER

In re	GRANDPARENTS.COM, INC.	Case No.	17-14711
	Debtor	Reporting Period:	April 14 - 30, 2017

STATEMENT OF OPERATIONS (Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	MONTH OF APRIL	CUMULATIVE -FILING TO DATE
Gross Revenues	3315	3315
Less: Returns and Allowances
Net Revenue	3315	3315
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold	0	0
Gross Profit	3315	3315
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Bank & Merchant fFees	246	246
Employee Benefits Programs
Executive Salaries - Gross	17133	17133
Insurance	20803	20803
Management Fees/Bonuses
Office Expense	659	659
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Staff Salaries - Gross	7312	7312
Supplies
Taxes - Payroll	4776	4776
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation	50929	50929
Depreciation/Depletion/Amortization	0	0
Net Profit (Loss) Before Other Income & Expenses	-47614	-47614
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense	1250	1250
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items	-48864	-48864
REORGANIZATION ITEMS
Professional Fees	177479	177479
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	177479	177479
Income Taxes
Net Profit (Loss)	-226343	-226343
*"Insider" is defined in 11 U.S.C. Section 101(31).

BREAKDOWN OF “OTHER” CATEGORY

OTHER COSTS

OTHER OPERATIONAL EXPENSES

OTHER INCOME

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re	GRANDPARENTS.COM, INC.	Case No.	17-14711
	Debtor	Reporting Period:	April 14 - 30, 2017

BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from post-petition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE ON PETITION DATE OR SCHEDULED
CURRENT ASSETS
Unrestricted Cash and Equivalents	28270		52067
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)	106		3500
Intercompany Receivable e
Deposits	76500		76500
Prepaid Expenses
Professional Retainers	150974		150974
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	255850	0	283041
PROPERTY & EQUIPMENT
Real Property and Improvements
Computer equpment and Software	3937		3937
Furniture, Fixtures and Office Equipment	3224		3224
Internet Domain & Website	450000		450000
Other tax refund	137		137
Less: Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	457298	0	457298
OTHER ASSETS
Amounts due from Insiders*	1511765		1511765
Other Assets NOLs	1338667		1338667
TOTAL OTHER ASSETS	2850432	0	2850432
TOTAL ASSETS	3563580	0	3590771

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable and accruals	21673		0
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees	177479
Amounts Due to Insiders*
Other Post-petition Liabilities (attach schedule)
TOTAL POST-PETITION LIABILITIES	199152	0	0
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt VB Funding	9827622		9827622
Priority Debt	0		0
Unsecured Debt	3650445		3650445
TOTAL PRE-PETITION LIABILITIES	13478067	0	13478067
TOTAL LIABILITIES	13677219	0	13478067
OWNERS' EQUITY
Capital Stock
Additional Paid-In Capital
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition	-9887296		-9887296
Retained Earnings - Post-petition	-226343
Adjustments to Owner Equity (attach schedule)
Post-petition Contributions (attach schedule)
NET OWNERS’ EQUITY	-10113639	0	-9887296
TOTAL LIABILITIES AND OWNERS' EQUITY	3563580	0	3590771
*"Insider" is defined in 11 U.S.C. Section 101(31).

BALANCE SHEET - continuation section
ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets

Other Assets

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH		BOOK VALUE ON PETITION DATE
Other Post-petition Liabilities

Adjustments to Owner’s Equity

Post-Petition Contributions

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations.
Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re	GRANDPARENTS.COM, INC.	Case No.	17-14711
	Debtor	Reporting Period:	April 14 - 30, 2017

STATUS OF POST-PETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:_____________
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:_____________
Total State and Local

Total Taxes

SUMMARY OF UNPAID POST-PETITION DEBTS

Attach aged listing of accounts payable.
		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 91	Total
Accounts Payable & accruals	21673					21673
Wages Payable						0
Taxes Payable						0
Rent/Leases-Building						0
Rent/Leases-Equipment						0
Professional Fees	43739					43739
Professional Fees	133740					133740
Amounts Due to Insiders						0
Other:______________						0
Other:______________						0
Total Post-petition Debts	199152	0	0	0	0	199152

Explain how and when the Debtor intends to pay any past due post-petition debts.

In re	GRANDPARENTS.COM, INC.			Case No.	17-14711
	Debtor			Reporting Period:	APRIL 14th to 30th, 2017

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

	Accounts Receivable Reconciliation		Amount
Total Accounts Receivable at the beginning of the reporting period
Plus: Amounts billed during the period
Less: Amounts collected during the period
Total Accounts Receivable at the end of the reporting period

	Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
Total Accounts Receivable

Less: Bad Debts (Amount considered uncollectible)

Net Accounts Receivable

TAXES RECONCILIATION AND AGING

	Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
Total Taxes Payable
Total Accounts Payable

In re	GRANDPARENTS.COM, INC.			Case No.	17-14711
	Debtor			Reporting Period:	APRIL 14th to 30th, 2017

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown on the Cash Receipts and Disbursements Report (MOR-1) list the amount paid to insiders (as defined in Section 101(31) (A)-(F) of the U.S. Bankruptcy Code) and to professionals. For payments to insiders, identify the type of compensation paid (e.g. Salary, Bonus, Commissions, Insurance, Housing Allowance, Travel, Car Allowance, Etc.). Attach additional sheets if necessary.

INSIDERS
	NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE

TOTAL PAYMENTS TO INSIDERS

PROFESSIONALS
	NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID*

TOTAL PAYMENTS TO PROFESSIONALS
* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE
AND ADEQUATE PROTECTION PAYMENTS

	NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH	TOTAL UNPAID POST-PETITION

TOTAL PAYMENTS

In re	GRANDPARENTS.COM, INC.	Case No.	17-14711
	Debtor	Reporting Period:	April 14 - 30, 2017

DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?		X
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X